John Hancock
U.S. Global Leaders Growth Fund
Quarterly portfolio holdings 1/31/2023

Fund’s investments
As of 1-31-23 (unaudited)
	Shares	Value
Common stocks 99.0%		$2,264,236,478
(Cost $1,683,681,884)
Communication services 9.2%		211,229,011
Entertainment 3.0%
Netflix, Inc. (A)	196,296	69,461,303
Interactive media and services 6.2%
Alphabet, Inc., Class C (A)	920,688	91,949,111
Match Group, Inc. (A)	920,521	49,818,597
Consumer discretionary 13.9%		318,748,316
Hotels, restaurants and leisure 6.2%
Starbucks Corp.	553,336	60,391,091
Yum! Brands, Inc.	623,786	81,410,311
Internet and direct marketing retail 5.3%
Amazon.com, Inc. (A)	1,176,882	121,371,839
Multiline retail 2.4%
Dollar General Corp.	237,907	55,575,075
Financials 13.3%		303,678,342
Capital markets 7.9%
MSCI, Inc.	178,034	94,635,753
S&P Global, Inc.	228,337	85,612,675
Consumer finance 2.8%
American Express Company	361,794	63,288,624
Insurance 2.6%
Aon PLC, Class A	188,720	60,141,290
Health care 20.1%		458,845,079
Biotechnology 3.0%
Regeneron Pharmaceuticals, Inc. (A)	90,384	68,553,552
Health care equipment and supplies 2.6%
Intuitive Surgical, Inc. (A)	241,869	59,424,795
Health care providers and services 4.0%
UnitedHealth Group, Inc.	183,147	91,425,151
Life sciences tools and services 10.5%
Danaher Corp.	326,683	86,368,452
IQVIA Holdings, Inc. (A)	315,316	72,336,644
Thermo Fisher Scientific, Inc.	141,561	80,736,485
Information technology 30.1%		687,467,673
IT services 7.7%
FleetCor Technologies, Inc. (A)	294,677	61,531,504
Visa, Inc., Class A	499,543	114,999,794
Software 22.4%
Adobe, Inc. (A)	138,344	51,234,317
Autodesk, Inc. (A)	326,525	70,255,119
Intuit, Inc.	207,784	87,824,063
Microsoft Corp.	468,687	116,145,325
salesforce.com, Inc. (A)	531,860	89,336,524
Workday, Inc., Class A (A)	529,907	96,141,027
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Materials 9.2%		$210,754,738
Chemicals 6.1%
Ecolab, Inc.	503,517	77,959,537
The Sherwin-Williams Company	258,123	61,069,321
Containers and packaging 3.1%
Ball Corp.	1,231,557	71,725,880
Real estate 3.2%		73,513,319
Equity real estate investment trusts 3.2%
Equinix, Inc.	99,594	73,513,319

	Yield (%)	Shares	Value
Short-term investments 1.2%			$28,003,283
(Cost $28,003,283)
Short-term funds 1.2%			28,003,283
State Street Institutional U.S. Government Money Market Fund, Premier Class	4.1717(B)	28,003,283	28,003,283

Total investments (Cost $1,711,685,167) 100.2%	$2,292,239,761
Other assets and liabilities, net (0.2%)	(4,910,561)
Total net assets 100.0%	$2,287,329,200

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 1-31-23.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of January 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$20,886,105	$(20,887,271)	$1,166	—	$2,425	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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